                                                                    EXHIBIT 99.1



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership

We have audited the accompanying combined balance sheets of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership as of December 31, 1999, 1998, and 1997 and the related combined statements of earnings and cash flows for the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership as of December 31, 1999, 1998, and 1997 and the combined results of their operations and their combined cash flows for the three years then ended, in conformity with accounting principles generally accepted in the United States of America.



                                               GRANT THORNTON LLP


Chicago, Illinois
June 19, 2000, except for note D, as
  to which the date is August 18, 2000

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
COMBINED BALANCE SHEETS
DECEMBER 31,

================================================================================

                                                                                          June 30,     June 30,
                    ASSETS                           1999         1998         1997         2000         1999
                                                  ----------   ----------   ----------   ----------   ----------
                                                                                         (unaudited)  (unaudited)
Current assets
 Cash                                             $   64,645   $   87,685   $   30,913   $  226,752   $  170,639
 Trade accounts receivable                         1,004,957      481,497      422,335      508,895      453,534
                                                  ----------   ----------   ----------   ----------   ----------

   Total current assets                            1,069,602      569,182      453,248      735,647      624,173

Building, equipment, furniture, and fixtures

Building                                             362,102      362,102            -      362,102      362,102
Computer equipment                                    95,806       86,017       57,998      111,811       91,461
Other equipment, furniture, and fixtures              23,331       23,331        5,906       23,331       23,331
                                                  ----------   ----------   ----------   ----------   ----------

                                                     481,239      471,450       63,904      497,244      476,894

  Less accumulated depreciation                       91,957       48,098        9,063      116,195       70,027
                                                  ----------   ----------   ----------   ----------   ----------

                                                     389,282      423,352       54,841      381,049      406,867
                                                  ----------   ----------   ----------   ----------   ----------

   TOTAL ASSETS                                   $1,458,884   $  992,534   $  508,089   $1,116,696   $1,031,040
                                                  ==========   ==========   ==========   ==========   ==========


    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
 Accounts payable                                 $   32,000   $   22,000   $   28,000   $   32,000   $   22,000
 Accrued expenses and other current liabilities       36,640       54,675       61,858       35,180       26,419
 Current maturities of long-term debt                 23,760       23,760            -       23,760       23,760
                                                  ----------   ----------   ----------   ----------   ----------

   Total current liabilities                          92,400      100,435       89,858       90,940       72,179


Long-term debt, less current maturities              241,337      243,967            -      239,974      242,649


Other long-term liabilities                            8,164        8,164            -       10,864        8,164
                                                  ----------   ----------   ----------   ----------   ----------

   Total liabilities                                 341,901      352,566       89,858      341,778      322,992

Stockholders' equity                               1,116,983      639,968      418,231      774,918      708,048
                                                  ----------   ----------   ----------   ----------   ----------

           TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                   $1,458,884   $  992,534   $  508,089   $1,116,696   $1,031,040
                                                  ==========   ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these statements.

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
COMBINED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31,

================================================================================

                                                                                    June 30,       June 30,
                                          1999           1998           1997          2000           1999
                                      -----------    -----------    -----------   -----------    -----------
                                                                                  (unaudited)    (unaudited)
Consulting revenue                    $ 3,234,435    $ 3,169,311    $ 1,964,786   $ 1,684,283    $ 1,574,476

Cost of revenue                         1,230,785      1,091,282        379,177       601,090        553,571
                                      -----------    -----------    -----------   -----------    -----------

    Gross profit                        2,003,650      2,078,029      1,585,609     1,083,193      1,020,905

Selling, general and administrative
 expenses                                 218,808        100,944        122,051       135,363         41,955
                                      -----------    -----------    -----------   -----------    -----------

    Earnings from operations            1,784,842      1,977,085      1,463,558       947,830        978,950

Other (expense) income

 Interest expense, net                     (8,522)        (7,802)        11,756        (2,287)        (4,466)

 Miscellaneous                             54,022         60,043              -        26,992         25,539
                                      -----------    -----------    -----------   -----------    -----------


    Total other income                     45,500         52,241         11,756        24,705         21,073
                                      -----------    -----------    -----------   -----------    -----------

Income before taxes                     1,830,342      2,029,326      1,475,314       972,535      1,000,023


Income taxes                               33,327         22,527          4,785        14,600         31,943
                                      -----------    -----------    -----------   -----------    -----------

           NET INCOME                 $ 1,797,015    $ 2,006,799    $ 1,470,529   $   957,935    $   968,080
                                      ===========    ===========    ===========   ===========    ===========





The accompanying notes are an integral part of these statements.

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
THREE YEARS ENDED DECEMBER 31, 1999

================================================================================

                                       Additional
                                         paid-in      Retained
                                         capital      earnings         Total
                                       -----------   -----------    -----------

Balance at January 1, 1997             $   166,702   $         -    $   166,702
Net earnings                                     -     1,470,529      1,470,529
Dividends paid                                   -    (1,219,000)    (1,219,000)
                                       -----------   -----------    -----------

Balance at December 31, 1997               166,702       251,529        418,231

Net earnings                                     -     2,006,799      2,006,799
Capital contribution                       134,938             -        134,938
Dividends paid                                   -    (1,920,000)    (1,920,000)
                                       -----------   -----------    -----------

Balance at December 31, 1998               301,640       338,328        639,968

Net earnings (unaudited)                         -       968,080        968,080
Dividends paid (unaudited)                       -      (900,000)      (900,000)
                                       -----------   -----------    -----------

Balance at June 30, 1999 (unaudited)   $   301,640   $   406,408    $   708,048
                                       ===========   ===========    ===========

Balance at December 31, 1998           $   301,640   $   338,328    $   639,968
Net earnings                                     -     1,797,015      1,797,015
Dividends paid                                   -    (1,320,000)    (1,320,000)
                                       -----------   -----------    -----------

Balance at December 31, 1999               301,640       815,343      1,116,983

Net earnings (unaudited)                         -       957,935        957,935
Dividends paid (unaudited)                       -      (800,000)      (800,000)
Buyout of principal (unaudited)                  -      (500,000)      (500,000)
                                       -----------   -----------    -----------

Balance at June 30, 2000 (unaudited)   $   301,640   $   473,278    $   774,918
                                       ===========   ===========    ===========


The accompanying notes are an integral part of these statements.

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31,

================================================================================

                                                                                                           June 30,       June 30,
                                                                1999           1998           1997           2000           1999
                                                            -----------    -----------    -----------    -----------    -----------
                                                                                                         (unaudited)    (unaudited)
Cash flows from operating activities
 Net income                                                 $ 1,797,015    $ 2,006,799    $ 1,470,529    $   957,935    $   968,080
 Adjustments to reconcile net income to net
  Cash provided by operating activities
   Depreciation                                                  43,859         39,035          8,318         24,238         21,929
   Change in operating assets and liabilities
   Trade accounts receivable                                   (523,460)       (59,162)      (422,335)       496,062         27,963
   Accounts payable                                              10,000         (6,000)        28,000              -              -
   Accrued expenses and other current liabilities               (18,035)        (7,183)        61,858         (1,460)       (28,256)
                                                            -----------    -----------    -----------    -----------    -----------

     Total adjustments                                         (487,636)       (33,310)      (324,159)       518,840         21,636
                                                            -----------    -----------    -----------    -----------    -----------

     Net cash provided by operating activities                1,309,379      1,973,489      1,146,370      1,476,775        989,716

Cash flows from investing activities
   Additions to building equipment, furniture, and fixtures      (9,789)      (407,546)       (63,159)       (16,005)        (5,444)
                                                            -----------    -----------    -----------    -----------    -----------

     Net cash used in investing activities                       (9,789)      (407,546)       (63,159)       (16,005)        (5,444)

Cash flows from financing activities
 Payments on long-term debt - net                                (2,630)       275,891              -          1,337         (1,318)
 Dividends paid                                              (1,320,000)    (1,920,000)    (1,219,000)      (800,000)      (900,000)
 Buyout of principal                                                  -              -              -       (500,000)             -
 Capital contribution                                                 -        134,938        166,702              -              -
                                                            -----------    -----------    -----------    -----------    -----------

     Net cash used in financing activities                   (1,322,630)    (1,509,171)    (1,052,298)    (1,298,663)      (901,318)
                                                            -----------    -----------    -----------    -----------    -----------

     Net increase (decrease) in cash                            (23,040)        56,772         30,913        162,107         82,954

Cash at beginning of year                                        87,685         30,913              -         64,645         87,685
                                                            -----------    -----------    -----------    -----------    -----------

Cash at end of year                                         $    64,645    $    87,685    $    30,913    $   226,752    $   170,639
                                                            ===========    ===========    ===========    ===========    ===========


Supplemental disclosure of cash flow information
 Cash paid during the year for
     Interest                                               $    20,263    $    18,713    $         -    $    10,084    $    10,129
     Income taxes                                                33,327         22,527          4,785              -              -


The accompanying notes are an integral part of these statements.

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1999, 1998, AND 1997

================================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying combined financial statements for Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership (collectively, the "Company") follows:

INDUSTRY OPERATIONS AND CONCENTRATION OF CREDIT RISK

The Company specializes in three main areas: design services, which include hardware, firmware, and software; process methodology consulting; and intellectual property development. The Company services the communications, computer, video, automotive, medical, and other industries. Three of the Company's customers accounted for approximately 85%, 82%, and 83% of total revenues for the years ended December 31, 1999, 1998, and 1997, respectively. Total outstanding receivables for those three customers at December 31, 1999, 1998, and 1997 was $680,963, $279,450, and $272,135, respectively, representing approximately 68%, 58%, and 64% of the total accounts receivable as of December 31, 1999, 1998, and 1997, respectively.

PRINCIPLES OF COMBINATION

The accompanying combined financial statements include the accounts of Advanced Digital Designs, Inc., Advanced Technologies, Inc., and 937 Plum Grove Road Partnership, based on common ownership. All significant intercompany accounts and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BUILDING, EQUIPMENT, FURNITURE, AND FIXTURES

Building, equipment, furniture, and fixtures are recorded at cost and depreciated over the estimated useful lives of the assets using the straight-line method.

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
DECEMBER 31, 1999, 1998, AND 1997

================================================================================

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. As such, the Company's net income is treated for Federal and State of Illinois income tax purposes substantially as if the Company were a partnership. The net income of the Company is reportable in the stockholders' individual Federal and state income tax returns. Accordingly, the Company is not liable for any Federal or state income tax, except for Illinois replacement tax, during this period.

REVENUE RECOGNITION

Revenue is recognized when the service is performed.


================================================================================

NOTE B - EMPLOYEE BENEFIT PLANS

The Company established a 401(k) retirement plan for eligible employees on April 1, 1998, in accordance with Section 401(k) of the Internal Revenue Code. Employees are permitted to make annual contributions through salary deductions up to 15% of their annual salary. The Company does not have a match policy in place.


================================================================================

NOTE C - LONG-TERM OBLIGATIONS

Long-term obligations consist of the following at December 31:

                                                                                June 30,   June 30,
                                                 1999       1998       1997       2000       1999
                                               --------   --------   --------   --------   --------
                                                                              (unaudited) (unaudited)
Notepayable to bank, dated January 26, 1998,
    at a fixed rate of 7.5%, with a payment
    of $1,907 plus interest to be made
    monthly, for a term of 15 years with an
    amortization not to exceed 30 years        $265,097   $267,727   $      -   $263,734   $266,409

Less current maturities                          23,760     23,760          -     23,760     23,760
                                               --------   --------   --------   --------   --------

                                               $241,337   $243,967   $      -   $239,974   $242,649
                                               ========   ========   ========   ========   ========

ADVANCED DIGITAL DESIGNS, INC., ADVANCED TECHNOLOGIES, INC.,
AND 937 PLUM GROVE ROAD PARTNERSHIP
NOTES TO COMBINED FINANCIAL STATEMENTS - CONTINUED
DECEMBER 31, 1999, 1998, AND 1997

================================================================================

NOTE C - LONG-TERM OBLIGATIONS - CONTINUED

Annual maturities of long-term obligations as of December 31, 1999, are as follows:

           2000                                           $ 23,760
           2001                                             23,760
           2002                                             23,760
           2003                                             23,760
           2004                                             23,760
           Thereafter                                      146,297
                                                          --------

                                                          $265,097
                                                          ========


================================================================================

NOTE D -SUBSEQUENT EVENT

On August 18, 2000, the Company sold substantially all of its assets to Dauphin Technology, Inc. for $6,000,000.